SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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INTERNET SECURITY SYSTEMS, INC.

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The attached presentation relates to the proposed merger between Internet Security Systems, Inc. and International Business Machines Corporation.

v v © 2006 IBM Corporation IBM Acquisition Announcement August 23, 2006

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed merger (the "Merger") of ISS Inc. (the "Company") with and into a wholly-owned subsidiary of International Business Machines Corp. ("IBM"). In connection with the Merger and required stockholder approval, the Company will file with the SEC a proxy statement and other relevant materials that will contain important information about the Merger. Investors and security holders of the Company are urged to read the proxy statement and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, when available, may be obtained for free at the SEC's website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Ed Eiland, ISS Investor Relations, 404-236-4053 or from the Company's website at www.iss.net.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company's stockholders in favor of the Merger. Information about the executive officers and directors of the Company and their ownership of the Company's common stock is set forth in the proxy statement for the Company's 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2006,. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its executive officers and directors in the Merger by reading the proxy statement regarding the Merger when it becomes available.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements based on current expectations or beliefs, as well as a number of assumptions about future events, and these statements are subject to important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements in this release address a variety of subjects including, for example, the functionality, characteristics, quality and performance capabilities of ISS's products and technology; results achievable and benefits attainable through deployment of ISS's products and provision of services; the ability of ISS's products to help companies manage how they provide pre-emptive protection for networks, desktops and servers; and the expected timing of the closing of the proposed merger. The following additional factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the timing and results of required regulatory review and approval by ISS's stockholders of the proposed merger; and those factors discussed in the Section entitled "Risk Factors" in Part II Item 1A of ISS's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. ISS disclaims any intent or obligation to update any forward-looking statements made herein to reflect any change in ISS's expectations with regard thereto or any change in events, conditions, or circumstances on which such statements are based.

2 © 2006 IBM Corporation

© 2006 IBM Corporation
Acquisition Rationale
Clients want a trusted leader in security services and solutions
– Security continues to be a priority for our clients. Regulatory requirements, the growing and fast-changing landscape of threats, and the complexity associated with mitigating security risks are driving clients to look to trusted industry leaders like IBM for solutions
– The market will no longer settle for individual “point” solutions that have to be stitched together – security requires fully-integrated and up-to-date security solutions that preemptively protects their business
IBM is addressing this market need with a powerful combination of complementary technologies and services
– IBM is an unquestioned leader in security research and technologies – a key reason clients turn to IBM
– We are taking proactive action to address our clients’ security needs by acquiring the company whose client focus, vision, and capabilities for security services fits best with IBM’s and those customers business requirements
– Part of IBM’s strategy to leverage standardization and automation in services delivered On-
Demand
– This combination offers clients a trusted partner with clear leadership in Security Innovation, in breadth of portfolio, and managed security services

© 2006 IBM Corporation
Announcing: IBM is Acquiring
Internet Security Systems
Acquisition is subject to customary regulatory and shareholder approval and is expected to close in the fourth quarter calendar of 2006.
Until the acquisition closes, IBM and ISS will continue to conduct business as separate companies.
Founded in 1994
Public company since 1998
Over 1,270 employees, worldwide
Headquartered in Atlanta, Georgia,
More than 35 offices in 20 countries, worldwide
Extensive product and services portfolio under the Proventia, RealSecure, and
SiteProtector brands
#1 or #2 share in markets competed in.  Network, Host, Server, Endpoint
11,000 + clients worldwide
Client base includes 28 of the world’s largest banks and public insurance companies and 15 of the world’s largest governments
Worldwide sales and partner ecosystem with deep security and SMB experience
Preemptive approach founded upon leading-edge innovation by X-Force research and development team

© 2006 IBM Corporation
Why ISS?
Marketplace leader in managed security services
First to deliver protection on demand
Innovative preemptive technologies – critical to putting enterprises back in control and cutting cost and complexity
Visionary, proven security expertise
Integrated, automated, and adaptable security platform
Innovative, proactive security intelligence and research
Strong existing partnership with IBM Global Services
Only ISS has the technology and market
leadership, trusted relationships, innovative
research capabilities, and
complementary
approach
to deliver market leading security solutions

SCP
SUPPORT CENTER PRACTICES
- CERTIFIED -

Certified
Technology Service & Support
J.D. POWER
2005

[redacted]

© 2006 IBM Corporation
ISS leadership
• Discovered 51% of high risk vulnerabilities since 1998*
• 1994 First commercial Vulnerability Scanner
(Internet Scanner)
• 1996 First commercial Intrusion Detection System
(RealSecure)
• 2000 First Intrusion Prevention System (Guard)
• 2004 First Managed Security Service protection guarantee
(Managed Protection Services)
• 2005 First behavioral-based Anti-Virus of its kind
(Virus Prevention System)
•
First in the IT industry to be recognized by J.D. Power and Associates for globally delivering excellent technology service and support under the
Certified Technology Service and Support (CTSS) Program
•
With a satisfaction rate of 94%, ISS is first in the security industry to receive
Global SCP Certification
•
The ISS support management team serves on the SSPA Advisory Board
Industry Leading Support
J.D. Power and Associates Certified Technology and Support Program SM, developed in conjunction with the Service & Support Professionals Association (SSPA).
For more information, visitwww.jdpower.com
or the sspa.com.
*Source: Frost & Sullivan, 2005
ISS is dedicated to providing the industry
leading security support required to stay…
Ahead of the Threat

© 2006 IBM Corporation
A Complementary Approach
Innovation
–
ISS’ intelligent and automated security platform – supporting heterogeneous environments – will provide clients with more robust and adaptive prevention and protection for data, systems and networks
Vision and Leadership –
ISS’ managed security services -- built on leading-
edge appliances and software -- will help clients protect their businesses and brands in new ways with less complexity, risk and cost
Brand Differentiation –
The X-Force threat analysis team – renowned for
security expertise and vision – will augment IBM’s research and ethical hacking teams to create the industry leader in threat and vulnerability protection
Time to value
–
Quality of service, security cache with margins of profitability across small, medium and large – can help boost  market share and improve margins
ISS

© 2006 IBM Corporation
Global Reach
–
Sales coverage in 160 countries via face-to-face teams,
ibm.com online sales force or broad span of business partners and resellers  …
plus delivery capabilities online or on the ground anywhere in the world
Market Penetration
–
Deep presence in hundreds of multinational companies
… trusted advisor to thousands of large national firms … service provider or product vendor to tens of thousands of small and medium businesses
Industry Insight
–
Strategic thought leadership from experienced consultants
and expert technologists with deep industry knowledge at local level
Innovation –
World class Research Division with labs worldwide … global
leader in patents for 13 years in a row … pioneer in integrated supply chain ecosystems resulting in $20 billion of savings and cost avoidance since 2003
A Complementary Approach
IBM

© 2006 IBM Corporation
Innovation
Vision and Leadership
Brand Differentiation
Time to Value
Game Changing
Value Proposition
-------
World class platform
now on a global stage
“ahead of the threat”
Global Reach
Market Penetration
Industry Insight
Innovation
Synergy of ISS joining IBM
Two trusted brands – ready and able to drive higher growth
and take clear leadership in security solutions and managed services

© 2006 IBM Corporation
Integration Plans
Establish ISS' operations as a business unit within IBM's Infrastructure
Management Services, part of IBM Global Technology Services
Integrate ISS’ software technology with Tivoli’s IT Service Management portfolio – which includes software for Identity Management, Access
Management, Service Oriented Architecture (SOA) security and Security
Information Management
Market and sell ISS' Managed Security Services, and portfolio of
Network, Application, Server and endpoint protection products through
IBM's and ISS's worldwide sales channels and Business Partners
It is our intention to deliver additional offerings and capabilities by building on the assets of both companies

© 2006 IBM Corporation
IBM and ISS share a vision for the security services marketplace -- where the best expertise, technologies, processes and tools are available to proactively manage and enforce security policies for clients
The combined capabilities of both firms create a platform to build client value and scale – which neither company could offer alone
Clients can expect the same or better quality of service and customer commitment they are currently receiving
IBM intends to continue selling through ISS channels, and plans to support existing and new partners to expand the reach of its augmented security services business
What Does This Mean to Clients?

© 2006 IBM Corporation
Analyst Relations Contacts
Analyst Relations Contact:
– Michelle Henry
• Manager, Analyst Relations, IBM Global Technology Services
•
chmike@us.ibm.com, 813.356-4671
IBM IT Analyst Relations
– Email: analyst@us.ibm.com
– IBM IT Analyst Relations site: http://www.ibm.com/itanalyst

13 © 2006 IBM Corporation